UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 16, 2007

Sterling Banks, Inc.

(Exact Name of Registrant as Specified in Charter)

New Jersey	333-133649	20-4647587

(State or Other Jurisdiction of	(Commission File	(I.R.S. Employer
Incorporation)	Number )	Identification No.)

3100 Route 38
Mount Laurel, New Jersey 08054

(Address of Principal Executive Offices and Zip Code)

Registrant's telephone number, including area code: (856) 273-5900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Sterling Banks, Inc. (the “Company”) is the successor to Sterling Bank (the “Bank”) pursuant to the Plan of Reorganization by and between the Company and the Bank that was completed on March 16, 2007, whereby the Bank became a wholly-owned subsidiary of the Company. Additionally, on March 16, 2007, the Bank, the Company and Farnsworth Bancorp, Inc. (“Farnsworth”) completed the merger (the “Merger”) in which Farnsworth merged with and into the Company, with the Company as the surviving corporation. Subsequent to the Merger, Peoples Savings Bank, a wholly-owned subsidiary of Farnsworth, was merged with and into the Bank, with the Bank as the surviving Bank.

On March 20, 2007, the Company filed a Form 8-K reporting the closing of the Merger. In that filing, the Company indicated that it would amend the Form 8-K at a later date to include the financial information required by Item 9.01. This amendment to the March 20, 2007 form is being filed to provide such financial information, which is included as Exhibits 99.1, 99.2 and 99.3 to this report.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

Farnsworth’s audited balance sheets as of September 30, 2006 and September 30, 2005 and audited statements of income and cash flows for each of the two fiscal years preceding September 30, 2006, included in Farnsworth’s Annual Report on Form 10-KSB for the fiscal year ended September 30, 2006, are included as Exhibit 99.1 and incorporated herein by reference.

Farnsworth’s unaudited balance sheet as of the quarterly period ended December 31, 2006, and unaudited statements of income and cash flows for the quarterly periods ended December 31, 2006 and December 31, 2005, included in Farnsworth’s Quarterly Report on Form 10-Q for the fiscal quarter ended December 31, 2006, are included as Exhibit 99.2 and incorporated herein by reference.

(b)	Pro forma financial information

Sterling and Farnsworth’s unaudited pro forma condensed combined balance sheet at December 31, 2006 and the unaudited pro forma condensed combined statements of income, for the year ended December 31, 2006 and the related notes to the unaudited pro forma condensed combined financial statements are included as Exhibit 99.3 to this Form 8-K/A.

(c) Exhibits

Exhibit Number	Description
99.1
Farnsworth’s audited balance sheets as of as of September 30, 2006 and September 30, 2005 and audited statements of income and cash flows for each of the two fiscal years preceding September 30, 2006 (incorporated by reference to Farnsworth’s Annual Report on Form 10-KSB for the fiscal year ended September 31, 2006, filed on December 29, 2006).

99.2
Farnsworth’s unaudited balance sheet as of the quarterly period ended December 31, 2006, and unaudited statements of income and cash flows for the quarterly periods ended December 31, 2006 and December 31, 2005 (incorporated by reference to Farnsworth’s Quarterly Report on Form 10-QSB for the quarter ended December 31, 2006, filed on February 12, 2007).

99.3	Unaudited combined pro forma condensed combined balance sheet at December 31, 2006 and the unaudited pro forma condensed combined statement of income for the year ended December 31, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: May 29, 2007	STERLING BANKS, INC. By: /s/ Robert H. King Robert H. King, President, Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1
Farnsworth’s audited balance sheets as of as of September 30, 2006 and September 30, 2005 and audited statements of income and cash flows for each of the two fiscal years preceding September 30, 2006 (incorporated by reference to Farnsworth’s Annual Report on Form 10-KSB for the fiscal year ended September 31, 2006, filed on December 29, 2006).

99.2
Farnsworth’s unaudited balance sheet as of the quarterly period ended December 31, 2006, and unaudited statements of income and cash flows for the quarterly periods ended December 31, 2006 and December 31, 2005 (incorporated by reference to Farnsworth’s Quarterly Report on Form 10-QSB for the quarter ended December 31, 2006, filed on February 12, 2007).

99.3	Unaudited combined pro forma condensed combined balance sheet at December 31, 2006 and the unaudited pro forma condensed combined statement of income for the year ended December 31, 2006.